------------------
                               SEMI-ANNUAL REPORT
                               ------------------
                                  JUNE 30, 1998
                               ------------------


                                 The Value Line
                                     Income
                                   Fund, Inc.



                                     [LOGO]
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

The Value Line Income Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------


To Our Shareholders:

The stock market posted strong returns in the first half of 1998, with the unmanaged Standard & Poor's 500 Index up 17.7%. During the March quarter, the S&P 500 rebounded sharply as investors shrugged off concerns surrounding the economic woes in Asia that were so pervasive at the end of 1997. The S&P 500 soared 13.1% in the first three months of the year. However, fears about the Pacific Rim and Japan, in particular, resurfaced in the June quarter, and the S&P 500 rose only 3.3%.

REVIEW OF PERFORMANCE AND STRATEGY

For the six-month period ended June 30, 1998, the Value Line Income Fund, Inc. achieved a total return of 10.92%. This was below the 12.29% return of a comparable unmanaged benchmark consisting of the combined performance of the Standard & Poor's 500 Index/Lehman Government Corporate Bond Index at a ratio of 60%/40%. Separately, the Standard & Poor's 500 Index posted a return of 17.71% and the Lehman Government Corporate Bond Index, an increase of 4.17%. Although the Fund lagged the benchmark during the first quarter (7.64% versus 8.98%), performance improved in the second quarter with the Fund returning 3.04%, about even with the benchmark return of 3.03%.

During the first half of 1998, large-cap stocks outperformed small-cap names. Investor sentiment favored large, liquid, multinational, market leaders, bidding up the prices of such stocks as Cisco Systems, Dell Computer, Microsoft, The Gap and Pfizer. The Value Line Income Fund benefited from strong performance in the technology, consumer cyclicals and healthcare sectors, but was hurt by holdings in energy.

The bond market was fairly volatile. The yield on 30-year Treasuries peaked in March and April at 6.1%, and then fell as low as 5.6% in June. The Lehman Government Corporate Bond Index benefited from the rally, rising 4.2% in the first six months of 1998--1.5% in the March quarter and 2.6% in the June quarter.

STRATEGY FOR 1998

As we look toward the second half of 1998, we remain somewhat cautious. The economic environment remains healthy, providing a strong backdrop for the capital markets. Continued economic growth, low inflation, rising corporate profits and fairly stable to declining long-term interest rates characterize the economy. We are not overly concerned about the possibility of rising interest rates given the deflationary forces at work as a result of the crisis in Asia. However, the economic downturn in the Pacific Rim countries represents a significant uncertainty. In this investment climate, we favor broad diversification across many sectors, with an emphasis on those industries offering attractive growth opportunities. Our largest sector weightings include technology, finance, consumer cyclicals, and healthcare.

In terms of fixed-income securities, the Income Fund includes selected corporate issues, mortgage-backed securities, convertibles, and issues of the U.S. Treasury and Agencies. There are no derivatives in the portfolio.

Your Fund's management believes that careful selection of bonds and equities will provide an attractive yield while lending stability to the portfolio during times of market volatility. The portfolio is well structured to meet its objective of high current return without undue risk to principal.

We thank you for your continued confidence, and look forward to serving your investment needs in the future.


                                   Sincerely,

                                   /s/ Jean Bernhard Buttner

                                   Jean Bernhard Buttner
                                   Chairman and President

August 10, 1998

--------------------------------------------------------------------------------
2

                                                The Value Line Income Fund, Inc.

                                                        Income Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The U.S. economy has slowed considerably since the early part of this year, principally as a result of the fallout from the deepening financial crisis now gripping much of Asia. Specifically, GDP, which expanded at a frenetic 5.5% pace during the opening three months of 1998, came in with just a modest 1.4% gain in the second quarter. Moreover, based on the data released since then, we believe that the current expansion will not strengthen appreciably over the final six months of the year.

At this point, though, we do not believe that this slower pace of economic activity is the forerunner of a recession. Our sense is that the Asian crisis will gradually recede over the next year and that the continuing low rate of inflation in this country will encourage the Federal Reserve to keep a steady hand on the monetary reins. That combination should help to keep this nation's economy moving forward, albeit slowly.

But even a modest deceleration in U.S. economic activity is likely to mean a further slowing in overall corporate profit growth. With equity valuations at elevated levels, such a slowing in profit growth will lead to accentuated volatility in the financial markets.

*Performance Data:

                                                                       Growth of
                                                          Average     an Assumed
                                                           Annual  Investment of
                                                     Total Return        $10,000
                                                     ------------   ------------

 1 year ended 6/30/98 ......................              19.29%        $11,929
 5 years ended 6/30/98 .....................              13.49%        $18,824
10 years ended 6/30/98 .....................              13.01%        $33,972

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.

Portfolio Highlights at June 30, 1998 (unaudited)
------------------------------------------------------------------------------------------------------------------------------------

Ten Largest Holdings


                                                                       Principal
                                                                          Amount                Value                  Percentage of
Issue                                                                  or Shares            (in thousands)                Net Assets
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes 6 1/2% 4/30/99 ................................   $10,000,000             $    10,081                       6.0%
WorldCom, Inc. ...................................................       144,902                   7,019                        4.2
Pfizer, Inc. .....................................................        52,000                   5,652                        3.4
U.S. Treasury Notes 57/8% 6/30/00 ................................     5,000,000                   5,035                        3.0
Federal National Mortgage Association
  6.32%, Note, 7/28/03 ...........................................     5,000,000                   4,998                        3.0
Schering-Plough Corp. ............................................        46,000                   4,215                        2.5
Diamond Offshore Drilling, Inc.
  3.75%, Sub. Note Conv., 2/15/07 ................................     3,000,000                   3,465                        2.1
Microsoft Corp. ..................................................        31,000                   3,360                        2.0
AES Trust II 5.50%, Conv. Pfd., 9/30/12 ..........................        60,000                   3,338                        2.0
Cisco Systems, Inc. ..............................................        36,250                   3,337                        2.0

Five Largest Industry Categories

Industry                                                                Value            Percentage of
                                                                   (in thousands)              Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Drug .............................................................   $    14,833                   8.8%
Oilfield Services/Equipment ......................................        11,410                   6.8
Telecommunication Services .......................................         8,504                   5.1
Computer Software & Services .....................................         8,366                   5.0
Computer & Peripehrals ...........................................         8,024                   4.8

Five Largest Net Security Purchases*
                                                                         Cost
                                                                   (in thousands)
Issue
------------------------------------------------------------------------------------------------------------------------------------
Merck & Co., Inc. ................................................   $     2,183
Gillette Co. .....................................................         1,834
Safeway Inc. .....................................................         1,822
EMC Corp. ........................................................         1,715
AccuStaff Inc. ...................................................         1,711

Five Largest Net Security Sales*
                                                                      Proceeds
                                                                   (in thousands)
Issue
------------------------------------------------------------------------------------------------------------------------------------
SLM Holding Corp. ................................................   $     3,764
Imperial Oil, Ltd. ...............................................         3,142
USX-Marathon Group ...............................................         2,387
Tidewater, Inc. ..................................................         2,259
Newbridge Networks Corp. .........................................         2,052

* For the six month period ended 06/30/98

--------------------------------------------------------------------------------
4

                                                The Value Line Income Fund, Inc.

Schedule of Investments (unaudited)                                June 30, 1998
--------------------------------------------------------------------------------

                                                                      Value
    Shares                                                       (in thousands)
--------------------------------------------------------------------------------

                COMMON STOCKS (70.3%)

                ADVERTISING (1.9%)
      63,000    Omnicom Group, Inc.............................          $ 3,142

                AIR TRANSPORT (0.5%)
      26,000    Airborne Freight Corp..........................              908

                AUTO PARTS--
                  REPLACEMENT (0.2%)
       6,000    Federal Mogul Corp.............................              405

                BANK (3.8%)
      13,500    BankAmerica Corp...............................            1,167
      21,000    BankBoston Corporation.........................            1,168
       8,500    First Union Corp...............................              495
       9,000    Mellon Bank Corp...............................              627
       7,000    NationsBank Corp...............................              535
      21,000    Synovus Financial Corp.........................              499
      37,000    Zions Bancorporation...........................            1,966
                                                                         -------
                                                                           6,457

                BANK--MIDWEST (1.5%)
      16,750    Fifth Third Bancorp............................            1,055
      15,500    Norwest Corp...................................              580
      15,000    Star Banc Corp.................................              958
                                                                        --------
                                                                           2,593

                CABLE TV (0.5%)
      21,000    Tele-Communications, Inc.
                    TCI Group Series "A"* .....................              807

                COMPUTER &
                  PERIPHERALS (4.8%)
      36,250    Cisco Systems, Inc.*...........................            3,337
      19,000    Compaq Computer Corp...........................              539
      14,000    Dell Computer Corp.*...........................            1,300
      40,500    EMC Corp.*.....................................            1,815
       9,000    International Business
                    Machines Corp..............................            1,033
                                                                        --------
                                                                           8,024

                COMPUTER SOFTWARE &
                  SERVICES (5.0%)
      33,000    BMC Software Inc.*.............................            1,714
      23,050    Computer Associates
                    International, Inc.........................            1,281
      31,000    Microsoft Corp.*...............................            3,360
      11,250    Network Associates, Inc.*......................              538
      14,250    Paychex, Inc...................................              580
      19,000    PeopleSoft, Inc.*..............................              893
                                                                        --------
                                                                           8,366

                DIVERSIFIED
                  COMPANIES (1.5%)
      20,500    Tyco International, Ltd........................            1,292
      13,000    United Technologies Corp.......................            1,202
                                                                        --------
                                                                           2,494

                DRUG (8.8%)
      30,000    ICN Pharmaceuticals, Inc.......................            1,370
      19,000    Lilly (Eli) & Co...............................            1,255
      17,500    Merck & Co., Inc...............................            2,341
      52,000    Pfizer, Inc....................................            5,652
      46,000    Schering-Plough Corp...........................            4,215
                                                                        --------
                                                                          14,833

                DRUGSTORE (0.4%)
      15,910    CVS Corp.......................................              620

                ELECTRICAL
                  EQUIPMENT (1.8%)
      34,000    General Electric Co............................            3,094

                ENTERTAINMENT (1.1%)
      12,000    Clear Channel
                    Communications, Inc.*......................            1,309
       6,000    Time Warner Inc................................              513
                                                                        --------
                                                                           1,822

                ENVIRONMENTAL (0.3%)
      23,000    Allied Waste Industries, Inc.*.................              552

--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.

Schedule of Investments (unaudited)
--------------------------------------------------------------------------------

                                                                      Value
    Shares                                                       (in thousands)
--------------------------------------------------------------------------------

                FINANCIAL SERVICES (2.9%)
      10,500    Capital One Financial Corp.....................         $  1,304
      26,000    FINOVA Group, Inc. (The).......................            1,472
      36,000    Travelers Group, Inc...........................            2,182
                                                                        --------
                                                                           4,958

                FURNITURE/HOME
                  FURNISHINGS (0.6%)
      20,000    Ethan Allen Interiors, Inc.....................              998

                GROCERY (1.9%)
       8,000    Albertson's, Inc...............................              415
      27,500    Food Lion, Inc. Class "B"......................              277
      12,000    Kroger Co.*....................................              514
      48,500    Safeway Inc.*..................................            1,973
                                                                        --------
                                                                           3,179

                HEALTHCARE INFORMATION
                  SYSTEMS (1.0%)
      47,000    HBO & Co.......................................            1,657

                HOME APPLIANCE (0.4%)
      13,000    Maytag Corp....................................              642

                INDUSTRIAL
                  SERVICES (1.0%)
      54,500    AccuStaff Inc.*................................            1,703

                INSURANCE--
                  DIVERSIFIED (0.7%)
       5,000    American International
                    Group, Inc.................................              730
       9,000    MGIC Investment Corp...........................              514
                                                                        --------
                                                                           1,244

                INSURANCE--LIFE (0.8%)
      23,000    SunAmerica Inc.................................            1,321

                INSURANCE--PROPERTY/
                  CASUALTY (0.8%)
      15,000    Allstate Corp. (The)...........................            1,373

                INTERNET (0.4%)
       6,500    America Online, Inc.*..........................              689

                MEDICAL SUPPLIES (3.3%)
       6,000    Cardinal Health, Inc...........................              562
      31,500    Guidant Corp...................................            2,246
      11,000    McKesson Corp..................................              894
      29,000    Medtronic, Inc.................................            1,849
                                                                        --------
                                                                           5,551
                OFFICE EQUIPMENT &
                  SUPPLIES (0.9%)
      33,000    Staples, Inc.*.................................              955
       8,000    United Stationers, Inc.*.......................              518
                                                                        --------
                                                                           1,473

                OILFIELD SERVICES/
                  EQUIPMENT (3.7%)
      39,500    Baker Hughes Inc...............................            1,365
      34,000    Halliburton Co.................................            1,515
      21,500    Schlumberger Ltd...............................            1,469
      42,500    Transocean Offshore, Inc.......................            1,891
                                                                        --------
                                                                           6,240
                PACKAGING &
                  CONTAINER (0.3%)
       9,000    AptarGroup, Inc................................              560

                RECREATION (0.8%)
      36,000    Carnival Corp..................................            1,427

                RETAIL--
                  SPECIAL LINES (2.4%)
      24,000    Bed Bath & Beyond Inc.*........................            1,243
      24,500    Gap, Inc.......................................            1,510
      54,000    TJX Companies, Inc.............................            1,303
                                                                        --------
                                                                           4,056
                RETAIL BUILDING
                  SUPPLY (1.5%)
      17,000    Home Depot, Inc. (The).........................            1,412
      28,000    Lowes Companies, Inc...........................            1,136
                                                                        --------
                                                                           2,548

--------------------------------------------------------------------------------
6

                                                The Value Line Income Fund, Inc.

                                                                   June 30, 1998
--------------------------------------------------------------------------------

                                                                      Value
    Shares                                                       (in thousands)
--------------------------------------------------------------------------------

                RETAIL STORE (2.5%)
      14,500    Consolidated Stores Corp.*.....................         $    525
      26,000    Dayton Hudson Corp.............................            1,261
      28,000    Dollar General Corp............................            1,108
      21,000    Wal-Mart Stores, Inc...........................            1,276
                                                                        --------
                                                                           4,170

                SEMICONDUCTOR (1.3%)
      29,500    Intel Corp.....................................            2,187

                SEMICONDUCTOR
                  CAPITAL
                  EQUIPMENT (0.4%)
      22,500    Applied Materials, Inc.*.......................              664

                TELECOMMUNICATIONS   EQUIPMENT (1.5%)
      36,500    Tellabs, Inc.*.................................            2,614

                TELECOMMUNICATION
                  SERVICES (4.2%)
     144,902    WorldCom, Inc.*................................            7,019

                TEXTILE (0.8%)
      40,000    Westpoint Stevens Inc.*........................            1,320

                THRIFT (3.1%)
      32,000    Federal Home Loan
                    Mortgage Corp..............................            1,506
      43,500    Federal National Mortgage
                    Association................................            2,643
      24,000    Washington Mutual, Inc.........................            1,042
                                                                        --------
                                                                           5,191

                TOILETRIES/
                  COSMETICS (1.0%)
      31,000    Gillette Co....................................            1,757
                                                                        --------

                TOTAL COMMON
                  STOCKS (Cost $80,311) .......................          118,658
                                                                        --------

PREFERRED STOCKS (6.9%)

                COAL/ALTERNATE
                  ENERGY (2.0%)
      60,000    AES Trust II 5.50%,
                    Conv. Pfd., 9/30/12........................            3,338

                ELECTRICAL
                  EQUIPMENT (0.5%)
      50,000    Cooper Industries, Inc.
                    6% Exchangeable
                    Notes, 1/1/99 .............................              881

                ENVIRONMENTAL (1.1%)
      50,000    Laidlaw One, Inc. 53/4%,
                    Exchangeable Notes,
                    12/31/2000 ................................            1,825

                OILFIELD SERVICES/
                  EQUIPMENT (1.0%)
      40,000    EVI, Inc. 5%, Conv. Pfd.,
                    11/1/27....................................            1,705

                RAILROAD (0.1%)
       5,500    Union Pacific Capital Trust
                    Conv.  Pfd., 61/4%
                    Series "144A" (1) .........................              255

                TELECOMMUNICATION
                  SERVICES (0.9%)
      18,000    AirTouch Communications, Inc.
                    4.25% Conv.
                    "C" Pfd. 8/16/16...........................            1,485

                THRIFT (1.3%)
      25,000    Golden State Bancorp Inc.,
                    8.75% Conv.  "A"
                    Pfd. 12/31/49 .............................            2,167
                                                                        --------

                TOTAL PREFERRED
                  STOCKS
                  (Cost $9,103) ...............................           11,656
                                                                        --------

--------------------------------------------------------------------------------
                                                                               7

The Value Line Income Fund, Inc.

Schedule of Investments (unaudited)                                June 30, 1998
--------------------------------------------------------------------------------

  Principal
    Amount                                                             Value
(in thousands)                                                    (in thousands)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (9.0%)
     $10,000    U.S. Treasury Notes 6 1/2%,
                    4/30/99....................................         $ 10,081
       5,000    U.S. Treasury Notes 5 7/8%,
                    6/30/00....................................            5,035
                                                                        --------
                TOTAL U.S. TREASURY
                    OBLIGATIONS
                    (Cost $14,957) ............................           15,116
                                                                        --------


U.S. GOVERNMENT AGENCY OBLIGATIONS (4.3%)
       5,000    Federal National Mortgage
                    Association Note, 6.32%,
                    7/28/03....................................            4,998
       2,286    Federal National Mortgage
                    Association REMIC Trust
                    1989-90 E, 8.70%, 12/25/19.................            2,402
                                                                        --------
                TOTAL U.S. GOVERNMENT
                    AGENCY OBLIGATIONS
                    (Cost $7,288) .............................            7,400
                                                                        --------

CORPORATE BONDS AND NOTES (3.8%)

                OILFIELD SERVICES/
                  EQUIPMENT (2.1%)
       3,000    Diamond Offshore Drilling,
                    Inc. 3.750%, Sub. Note
                    Conv., 2/15/07.............................            3,465

                PETROLEUM--
                  INTEGRATED (0.6%)
       1,000    Texaco Capital, Inc. 6 7/8%,
                    Gtd Deb., 8/15/23..........................            1,042

                RETAIL--
                  SPECIAL LINES (1.1%)
         750    Inacom Corp. 4.50%,
                    Sub. Deb. Conv., 11/1/04...................              766
       1,000    Michaels Stores, Inc. 6.75%,
                    Sub. Note Conv., 1/15/03...................            1,069
                                                                        --------
                                                                           1,835
                                                                        --------
                TOTAL CORPORATE
                    BONDS & NOTES
                    (Cost $7,738) .............................            6,342
                                                                        --------
                TOTAL INVESTMENT
                    SECURITIES (94.3%)
                    (Cost $119,397) ...........................          159,172
                                                                        --------

REPURCHASE AGREEMENT (5.1%)
(includes accrued interest)
       8,600    Collateralized by $6,774,000
                    U.S. Treasury Notes
                    7.875%, due 2/15/21,
                    with a value of $8,765,933
                    (with UBS Securities LLC,
                    5.75%, dated 6/30/98,
                    due 7/1/98, delivery value
                    of $8,601,000) ............................            8,601

CASH AND RECEIVABLES LESS
LIABILITIES (0.6%) ............................................              931
                                                                        --------
NET ASSETS (100.0%) ...........................................         $168,704
                                                                        ========
NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
OUTSTANDING SHARE
($168,704,495 / 19,184,556
shares outstanding) ...........................................         $   8.79
                                                                        ========

* Non-income producing.
(1) Rule 144A Security where certain conditions for public sale may exist.


See Notes to Financial Statements

--------------------------------------------------------------------------------
8

                                                    Value Line Income Fund, Inc.


--------------------------------------------------------------------------------

Statement of Assets
and Liabilities at June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                                    Dollars
                                                                 (in thousands
                                                               except per share
                                                                    amount)
                                                                 -------------
Assets:
Investment securities, at value
(Cost--$119,397).............................................         $159,172
Repurchase agreement (Cost--$8,601) .........................            8,601
Cash .......................................................                59
Receivable for securities sold .............................             1,591
Dividends and interest receivable ..........................               462
Receivable for capital shares sold..........................                33
                                                                      --------
      Total Assets .........................................           169,918
                                                                      --------
Liabilities:
Payable for securities purchased ...........................             1,020
Payable for capital shares repurchased .....................                39
Accrued expenses:
  Advisory fee .............................................                92
  Other ....................................................                63
                                                                      --------
      Total Liabilities ....................................             1,214
                                                                      --------
Net Assets .................................................          $168,704
                                                                      ========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 19,184,556 shares)............................          $ 19,185
Additional paid-in capital .................................            99,215
Undistributed net investment income ........................                85
Undistributed net realized gain
  on investments............................................            10,444
Net unrealized appreciation
  of investments............................................            39,775
                                                                      --------
Net Assets .................................................          $168,704
                                                                      ========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($168,704,495 / 19,184,556
  shares outstanding) ......................................          $   8.79
                                                                      ========

Statement of Operations
for the six months ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                                     Dollars
                                                                 (in thousands)
                                                                  ------------
Investment Income:
Interest ...................................................          $ 1,168
Dividends (Net of foreign withholding
  taxes of $5)..............................................              780
                                                                      -------
      Total Income .........................................            1,948
                                                                      -------
Expenses:
Advisory fee ...............................................              551
Transfer agent fees ........................................               49
Postage ....................................................               25
Auditing and legal fees ....................................               21
Custodian fees .............................................               17
Printing and stationery ....................................               14
Registration and filing fees ...............................               13
Telephone and wire charges .................................               12
Directors' fees and expenses ...............................                8
Insurance, dues and other...................................                5
                                                                      -------
      Total Expenses Before
        Custody Credits ....................................              715
      Less: Custody Credits ................................               (2)
                                                                      -------
      Net Expenses .........................................              713
                                                                      -------
Net Investment Income ......................................            1,235
                                                                      -------
Net Realized and Unrealized
  Gain on Investments:
    Net Realized Gain ......................................           10,491
    Change in Net Unrealized
      Appreciation..........................................            5,275
                                                                      -------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments ...........................................           15,766
                                                                      -------
Net Increase in Net Assets
  from Operations ..........................................          $17,001
                                                                      =======


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                               9

The Value Line Income Fund, Inc.


--------------------------------------------------------------------------------

Statement  of  Changes in Net  Assets
for the six  months  ended June 30,  1998 (unaudited) and
for the year ended December 31, 1997
--------------------------------------------------------------------------------

                                                                                   Six Months             Year
                                                                                      Ended               Ended
                                                                                   June 30, 1998       December 31,
                                                                                   (unaudited)            1997
                                                                                ------------------------------------
                                                                                       (Dollars in thousands)
Operations:
  Net investment income ........................................................  $  1,235             $ 2,836
  Net realized gain on investments .............................................    10,491               7,580
  Change in net unrealized appreciation ........................................     5,275              15,853
                                                                                  -----------------------------
  Net increase in net assets from operations....................................    17,001              26,269
                                                                                  -----------------------------

Distributions to Shareholders:
  Net investment income ........................................................    (1,162)             (2,890)
  Net realized gain from investment transactions................................       --              (10,288)
  In excess of realized gain from investment transactions.......................       --                 (489)
                                                                                  -----------------------------
  Total distributions ..........................................................    (1,162)            (13,667)
                                                                                  -----------------------------

Capital Share Transactions:
  Proceeds from sale of shares..................................................     2,311               6,835
  Proceeds from reinvestment of distributions to shareholders...................       908              11,110
  Cost of shares repurchased ...................................................   (10,814)            (17,280)
                                                                                  -----------------------------
  (Decrease) Increase from capital share transactions...........................    (7,595)                665
                                                                                  -----------------------------

Total Increase .................................................................     8,244              13,267

Net Assets:
  Beginning of period ..........................................................   160,460             147,193
                                                                                  -----------------------------
  End of period ................................................................  $168,704            $160,460
                                                                                  =============================

Undistributed Net Investment Income, at end of period ..........................  $     85            $     12
                                                                                  =============================




See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

                                                The Value Line Income Fund, Inc.

Notes to Financial Statements (unaudited)                          June 30, 1998
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Value Line Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

The Board of Directors has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. (C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
                                                                              11

The Value Line Income Fund, Inc.

Notes to Finanical Statements (unaudited)                          June 30, 1998
--------------------------------------------------------------------------------

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

2. Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                     Six Months
                                                        Ended            Year
                                                      June 30,           Ended
                                                        1998        December 31,
                                                     (unaudited)         1997
                                                     ---------------------------

Shares sold ....................................            282              853
Shares issued to shareholders
  in reinvestment of dividends
  and distributions.............................            105            1,444
                                                     ---------------------------
                                                            387            2,297
Shares repurchased .............................          1,305            2,158
                                                     ---------------------------
Net (decrease) increase ........................           (918)             139
                                                     ===========================
Dividends per share ............................     $      .06        $     .15
                                                     ===========================
Distributions per share from
  net realized gains............................     $       --        $   .5705
                                                     ===========================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                            Six Months Ended
                                                             June 30, 1998
                                                              (unaudited)
                                                             --------------
                                                             (in thousands)

Purchases:
Investment Securities ....................................       $59,136
                                                                 =======
Sales & Redemptions:
Investment Securities ....................................       $73,397
                                                                 =======

At June 30, 1998 the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $127,998,000. The aggregate appreciation and depreciation of investments at June 30, 1998, based on a comparison of investment values and their costs for federal income tax purposes, was $42,509,000 and $2,734,000, respectively, resulting in a net appreciation of $39,775,000.

Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer losses of approximately $41,000. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $551,000 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser), for the six months ended June 30, 1998. This was computed at the rate of .70% of the first $100 million of the Fund's average daily net assets plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the period ended June 30, 1998, the Fund paid brokerage commissions totalling $74,000 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies owned 210,645 shares of the Fund's capital stock, representing 1.1% of the outstanding shares at June 30, 1998.

--------------------------------------------------------------------------------
12

                                                The Value Line Income Fund, Inc.

Financail Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                                                         Years Ended December 31,
                                    Six Months Ended      --------------------------------------------------------------------------
                                      June 30, 1998
                                      (unaudited)          1997           1996             1995           1994           1993
                                    ------------------------------------------------------------------------------------------------

Net asset value,
  beginning of period ............   $    7.98         $    7.37        $    7.37        $    6.21     $    6.77     $    7.29
                                    ------------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income ..........         .06               .15              .24              .25           .21           .21
  Net gains or losses on
    securities (both realized
    and unrealized) ..............         .81              1.18             1.03             1.36          (.51)          .38
                                    ------------------------------------------------------------------------------------------------
  Total from investment
    operations ...................         .87              1.33             1.27             1.61          (.30)          .59
                                    ------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income ............        (.06)             (.15)            (.24)            (.25)         (.21)         (.22)
  Distributions from capital gains          --              (.54)           (1.03)            (.20)         (.05)         (.89)

  Distributions in excess of
    realized gains ...............          --              (.03)              --               --            --            --
                                    ------------------------------------------------------------------------------------------------
Total distributions ............        (.06)             (.72)           (1.27)            (.45)         (.26)        (1.11)
                                    ------------------------------------------------------------------------------------------------
Net asset value, end of period ...   $    8.79         $    7.98        $    7.37        $    7.37     $    6.21     $    6.77
                                    ================================================================================================
Total return .....................       10.92%+           18.55%           17.38%           26.24%       =4.36%          8.26%
                                    ================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) .................   $ 168,704         $ 160,460        $ 147,193        $ 144,306     $ 131,644     $ 162,335
Ratio of operating expenses to
  average net assets .............         .88%*(1)          .87%(1)          .93%(1)          .93%          .90%          .88%
Ratio of net investment income
  to average net assets ..........        1.52%*            1.82%            3.08%            3.48%         3.29%         2.82%
Portfolio turnover rate ..........          38%+              54%              83%              76%           56%          165%


(1)   Before offset of custody credits.
+ Not annualized
* Annualized.



See Notes to Financial Statements

--------------------------------------------------------------------------------

The Value Line Income Fund, Inc.
--------------------------------------------------------------------------------

































--------------------------------------------------------------------------------
14

                                                The Value Line Income Fund, Inc.
--------------------------------------------------------------------------------

















--------------------------------------------------------------------------------
                                                                              15

The Value Line Income Fund, Inc.


                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993-Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available throughthe purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week. Read the prospectus carefully before you invest or send money.

================================================================================
INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Nancy Bendig
                      Vice President
                      Stephen E. Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon. This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                         #501001